THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Flexible Premium Variable Life Account M
Lincoln VULONE 2021

Supplement dated November 9, 2023
To the Summary Prospectus for New Investors dated May 1, 2023:

This Supplement outlines changes to the summary prospectus for new investors for Lincoln VULONE 2021 that will be applicable for applications received on or after November 13, 2023.

Please refer to the May 1, 2023 prospectus for a discussion of all other provisions of your Policy that are not discussed in this Supplement.
This Supplement is for informational purposes and requires no action on your part.  Please also note that certain terms used in this Supplement are defined within the sentences where they appear, in the relevant provisions of the summary prospectus for new investors or in the Special Terms provision, as amended by this Supplement.
The summary prospectus is being amended as follows:
Changes to the “Periodic Charges Other Than Annual Underlying Fund Fees and Operating Expenses”  - changes to footnote 3 on page 22 associated with the Administrative Fee.

The first three sentences of Footnote 3 have been added/updated to reflect the duration of the additional amount by when the application was received:

Charge	When Charge is Deducted	Amount Deducted
Administrative Fee*	Monthly	Maximum of $15, plus an additional amount up to a maximum of $5.25 per $1,000 of Initial Specified Amount or increase in Specified Amount[3]
3The duration of the additional amount varies by when the application was received. For applications received on or after November 13, 2023, the additional amount applies in all Policy Years (up to Attained Age 121). For applications received between May 15, 2023 and November 12, 2023, the additional amount applies for the first 20 Policy Years from the Policy Date or any increase in Specified Amount. For applications received prior to May 15, 2023, the additional amount applies for the first 10 Policy Years from the Policy Date or any increase in Specified Amount.  For all applications, the additional amount varies based on individual insured characteristics.  The maximum additional amount is $5.25 per $1,000, the minimum amount is $0.04167 per $1000, and the maximum charge for a representative Insured (Male, age 45, standard non-tobacco) is $0.22 per $1,000.
Please retain this Supplement for future reference